Long-Term Assignment 1 Discovery Communications International Relocation Benefits Long-Term Assignment Effective June 1, 2017

Long-Term Assignment 2 Long Term Assignment CORE BENEFITS include: Immigration Eligible Dependents May Accompany You Transportation To and From Destination & Excess Baggage - Home Leave Allowance & Emergency Leave available Shipment of Goods (Air and Surface Shipments) - Shipment of household goods or a Furniture Allowance Corporate Housing - Furnished accommodation upon arrival for 30 days Housing Differential - Compensation for the difference between home and host locations Cost of Living Differential & Rate of Exchange Updates - Compensation for the difference between home and host for basics like meals, incidentals, local transportation, utilities Destination Services - Including help setting up your life: finding a home, schools and even the little things like getting your mail forwarded! Miscellaneous Expense Allowance (MEA) - Fixed lump sum to help defray expenses outside the relocation package Repatriation - Do it again, only in reverse! Tax Counseling, Tax Services & Tax Assistance - Limited to assignment-related compensation and benefits only FLEX BENEFITS AVAILABLE Such as: Pre-Acceptance and Home Finding trips Tuition differential to help cover the costs of local schools Language and Cultural training Spousal Assistance MEA

Long-Term Assignment 3 Table of Contents Table of Contents ........................................................................................................................................ 3 Introduction ................................................................................................................................................ 6 How to Use This Guide ........................................................................................................................................... 6 International Relocation Counselor ....................................................................................................................... 7 Planning.................................................................................................................................................................. 7 Defining your Benefit .................................................................................................................................. 8 Your Benefit Package ............................................................................................................................................. 8 Temporary Assignments ........................................................................................................................................ 8 General Terms and Conditions ................................................................................................................... 9 Eligibility ................................................................................................................................................................. 9 Eligible Dependents ............................................................................................................................................... 9 Confidentiality ........................................................................................................................................................ 9 Personal Data Protection ..................................................................................................................................... 10 Interpretation & Changes in Benefits .................................................................................................................. 10 Effective Date ....................................................................................................................................................... 10 Assignment/Transfer Effective Date .................................................................................................................... 10 Exceptions ............................................................................................................................................................ 11 Letter of Understanding....................................................................................................................................... 11 Relocation Repayment Agreement ...................................................................................................................... 11 Compensation & Benefits ......................................................................................................................... 12 Compensation, Benefits, Vacation, Social Security, Retirement ......................................................................... 12 Company Holidays ............................................................................................................................................... 12 Healthcare Coverage ............................................................................................................................................ 12 Business travel ..................................................................................................................................................... 12 Move days ............................................................................................................................................................ 12 Core Relocation Benefits........................................................................................................................... 13 Expense Reimbursement Benefit......................................................................................................................... 13 Visa, Immigration, and Inoculations Benefits ........................................................................................... 14 Allowances ................................................................................................................................................ 15 Travel Benefits .......................................................................................................................................... 16 Company Travel Services ..................................................................................................................................... 16 Assignment Trip/Final Trip ................................................................................................................................... 16 Emergency Leave ................................................................................................................................................. 16 Home Leave & Eligible Dependents Travel .......................................................................................................... 17

Long-Term Assignment 4 Home Leave Allowance .................................................................................................................................... 17 Eligible Family Member Visit Allowance and Student Visit Allowance ............................................................ 17 Temporary Living Pre-Departure & Post-Arrival ....................................................................................... 18 Corporate Housing ............................................................................................................................................... 18 Short-Stay Accommodations ............................................................................................................................... 18 Furniture Rental Option ....................................................................................................................................... 18 Interim Transportation Pre-Departure & Post-Arrival ......................................................................................... 19 Moving Household Goods ......................................................................................................................... 20 Air Shipment of Personal Goods .......................................................................................................................... 20 Shipping Household Goods .................................................................................................................................. 20 Furniture Allowance in Lieu of Shipment of Household Goods Option .............................................................. 21 Surface Shipment in lieu of Air Shipment Option ................................................................................................ 21 In-transit Storage ................................................................................................................................................. 21 Destination Services Benefits ................................................................................................................... 22 Home-Finding & Settling-In Services Program..................................................................................................... 22 Mail Forwarding Service ...................................................................................................................................... 22 Miscellaneous Expense Allowance (MEA) ........................................................................................................... 23 Tax Benefits ............................................................................................................................................... 24 Tax Counseling/Tax Return Preparation .............................................................................................................. 24 Tax Gross-up Benefit ............................................................................................................................................ 25 Tax Equalization Program .................................................................................................................................... 25 IRS Code Section 409A Compliance ..................................................................................................................... 25 Assignment Extension, Repatriation Benefits, and Localization .............................................................. 26 Assignment Extension .......................................................................................................................................... 26 Localization .......................................................................................................................................................... 27 Flexible Benefits ........................................................................................................................................ 28 Pre-Acceptance Trip ............................................................................................................................................. 28 Home-Finding Trip ............................................................................................................................................... 28 Lease Breakage .................................................................................................................................................... 29 Loss on Sale of Vehicle ......................................................................................................................................... 29 Cultural Training ................................................................................................................................................... 29 Language Training ................................................................................................................................................ 30 Spouse or Partner Career Counseling .................................................................................................................. 30 School Search for Accompanying Dependents .................................................................................................... 30 Dependent Education .......................................................................................................................................... 30 Resignation & Termination ....................................................................................................................... 32 Voluntary Resignation Personal Hardship ........................................................................................................... 32

Discovery COMMUNICATIONS

Voluntary Resignation 32
Involuntary Not for Cause Termination 32
Termination for Cause 33

Definitions 34

APPENDIX A 37
Cost of Living 37
How Payments are Delivered 38
Allowance Updates 38
Rate of Exchange Updates 38
Goods and Services Differential Updates 38

APPENDIX B 39
Housing allowances: 39
For renters in the home location: 39
For homeowners in the home location: 39
For renters and homeowners in the home location: 40
The allowance calculation: 40
Employee Options 40
How Payments are Delivered and Updates 40
Types of housing 41
Information for Home Owners 42

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Long-Term Assignment
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Long-Term Assignment 6 Introduction Congratulations! You are off on an exciting adventure and we want to help prepare you for what’s ahead. This guide is designed to educate you about benefits to offset some of your expenses associated with your assignment or relocation. Please be aware that the guide provides a general summary of benefits. A more complete description of your benefits and the terms under which they are provided will be in a Letter of Understanding, specifically drafted for you. We want you to feel supported, inspired and motivated to perform at your best – because it’s only together that we can ignite curiosity in audiences in every corner of the globe. There are numerous personal, legal and tax issues that may need to be considered with this amazing opportunity. Making well-informed decisions requires an understanding of your benefits and your role in the process. This guide is an explanation of benefits related to assignments and relocation; it is not an employment offer or employment contract or a guarantee of continued employment. The Company’s decisions regarding the application and interpretation of the relocation benefits are final and the Company reserves the right to change or cancel all or any part of these benefits at any time. How to Use This Guide Throughout this explanation of benefits look for this icon to make the most of these awesome benefits and services. Let us know if you need any help along the way! FIRST REQUIRED ACTION Please take the time to read this guide carefully as you are responsible for understanding and adhering to guidelines. We want to deliver on our promise of being a great place to work, and we’ll need your help.

Long-Term Assignment 7 International Relocation Counselor Discovery (“the Company”) has relocation vendors to assist you in coordinating aspects of your relocation. Upon receiving relocation authorization from the Company, the selected vendor will assign a dedicated International Relocation Counselor (“counselor”) who will be your primary point of contact throughout your move. Your counselor will navigate you through the relocation process and answer any questions. The section below on Expense Reimbursement Benefit explains how to work with your counselor to make the most of this benefit. Immigration and tax vendors may also be engaged to assist you in coordinating these aspects of your relocation, if necessary. If your move requires immigration or tax services, the Company will assist you. Planning The Company encourages you to become fully involved in your relocation and to work closely with the professionals hired to help you. The more actively you participate the more effectively the relocation vendors can assist you. Planning a move with a clear understanding of these benefits will also help to avoid unpleasant surprises. The most successful moves are those that are well planned.

Long-Term Assignment 8 Defining your Benefit The Company provides a suite of CORE relocation and assignment benefits. Examples of core benefits are immigration, transportation to your destination, and tax services. Depending on the circumstances and business case, you may also receive some FLEXIBLE benefits. At the start of your assignment or transfer, you will receive a Letter of Understanding outlining the specific benefits you will receive. Your Benefit Package Temporary Assignments An “Assignment” means you have been chosen for a special and specific, temporary work assignment in a location other than your home employment country, with a defined start and end date. You will be treated as an expatriate and remain on your home payroll. At the end of this assignment, you will return to your point of origin, also referred to as your home country. A Long-Term Assignment is greater than 365 days and not longer than 3 years. There is no guarantee, however, that you will be offered another assignment. Should your Long-Term Assignment extend beyond three years, and the intent is for you to make this a permanent move, you will, at the direction of your management, be Localized to your host country.

Long-Term Assignment 9 General Terms and Conditions Eligibility You are eligible for assistance described if: a) You are a current, full-time employee, or a new hire, and b) You are requested to relocate by the Company and are designated as eligible to receive these benefits c) You qualify for immigration support in the host country, if necessary If you are receiving any relocation benefits through a third party such as your previous employer or via your spouse/partner, you are required to disclose this information to the Company. The Company, at its sole discretion, may offset or withdraw any or all benefits for your relocation. Eligible Dependents For certain assignments longer than 183 days you may be eligible to be reimbursed for qualifying expenses of any eligible dependent who accompanies you. Eligible Dependents– For purposes of accompanying you on an assignment or relocation, eligible dependents include your: • current spouse (including a common-law spouse according to applicable law) or domestic partner • any child age 18 or under who is in your legal custody or the custody of your accompanying spouse or domestic partner and who depends upon you for financial support • any unmarried son or daughter up to age 25 who is a registered full-time student working toward a degree, who qualifies for immigration support Confidentiality Vendors may be based outside of your home country and/or the European Economic Area (“EEA”) and therefore personal data may be processed or transferred outside of your home country and/or the EEA for the purposes of administering your assignment. In order for our vendors to administer the provisions of this guide, the Company provides certain employee information to vendors such as base salary, tax information or information regarding dependents, should they be authorized to accompany you. Our vendors and their employees are obligated to maintain the confidentiality of your personal information and use it only for the purposes set forth in this relocation guide.

Long-Term Assignment 10 Personal Data Protection You should be aware that privacy laws in many countries may differ significantly from those in your home country. These variations may impose legal requirements and/or limitations on the access, processing, and transfer of personal data (yours and others) while you are relocating or on assignment. In agreeing to the relocation, you expressly consent to your personal data (and your family’s personal data) being processed or transferred outside of your home country and/or the EEA for the purposes of administering your assignment. Consult with your host HRM for more information if you have questions. Interpretation & Changes in Benefits This guide establishes the criteria for receiving payment or reimbursement for your relocation and/or assignment expenses. Expense limits and payment guidelines are established by Human Resources and administered by the Global Mobility team. This document provides most of the information you will need to know about your benefits. However, the Company reserves the right to end, suspend or amend these benefits at any time without notice. Further, the Company retains the ultimate discretionary authority to establish and interpret the provisions of this guide and determine eligibility for benefits. Effective Date This guide describes the provisions of Company Relocation Benefits effective as of June 1, 2017. It replaces all relocation benefits and materials issued prior to that date. Assignment/Transfer Effective Date If you are on temporary assignment, the effective start date and end date of your assignment are determined by your business unit. Your effective start date of a temporary assignment is typically the day you depart from your home country. The effective end date is the day you return to your home country. If you are a permanent transfer, the effective start date is determined by your business unit. It is typically the hiring date in your hiring location. The date at which point you begin receiving relocation benefits is agreed upon and managed with the relocation vendor.

Long-Term Assignment 11 Exceptions You must complete a Company Exception Request form to request any deviations or exceptions from this explanation of benefits. Please see your counselor for details. The Company Global Mobility team has the sole discretion to approve any exception requests prior to any reimbursement. Neither your manager nor division head has the authority to grant any exceptions to these benefits. Letter of Understanding Terms of your temporary assignment or relocation will be documented in a Letter of Understanding. ACTION REQUIRED: You must sign and return the Letter of Understanding before any relocation services can start and any payments can be processed. N.B. If you are under an Employment Agreement, terms of relocation will be documented in your Agreement. If you are under an Employment Agreement, we must receive a copy of your Agreement before any relocation services can start and any payments can be processed. Relocation Repayment Agreement Relocating an employee requires a substantial commitment by the Company. Therefore, if you should elect to voluntarily terminate your employment with the Company during the 12-month period immediately following your effective start date in the new location, you will be required to repay the Company all third-party costs incurred by the Company. ACTION REQUIRED: You must sign and return a Relocation Repayment Agreement before any relocation services can start and any payments can be processed. If you are under an Employment Agreement and relocation repayment is addressed in your agreement, or if your assignment is less than 12 months in duration, the Repayment Agreement is not necessary.

Long-Term Assignment 12 Compensation & Benefits Compensation, Benefits, Vacation, Social Security, Retirement While on temporary assignment, you remain on your home country compensation, benefits and vacation, Social Security, and retirement plans. The performance metrics for your annual bonus will be based on your assignment, in accordance with the terms and conditions of the applicable bonus plan. If you have questions, please see your Human Resources Manager (HRM). Company Holidays You follow the company holidays observed in your host country. Healthcare Coverage You remain on healthcare plans from your home country if feasible and permitted during the period of assignment. For most assignments over six months, however, you may be authorized to receive Medical, Dental, Vision, Medical Evacuation and Repatriation benefits through an International Expatriate Benefits plan. Please see your HRM and Benefits team for an explanation of plans available. Business travel The Company provides business travel medical insurance when traveling for business outside your country of residence. Refer to the HR section of the One Discovery Portal for details on Business Traveler Insurance. The plan covers 100% of most professional medical services such as doctor visits, surgeries, in hospital stays, and dental emergencies. ACTION REQUIRED: Please enroll in the business travel plan by visiting One Discovery Portal. REMINDER FOR CURRENT EMPLOYEES: ACTION REQUIRED: Remember to cancel parking or other automatic payroll deductions specific to your home location for your assignment period. Move days You are allowed up to three (3) days off from work pre-or post-relocation to attend to packing and/or settling-in. This benefit is to be agreed upon with your HRM and hiring manager.

Long-Term Assignment 13 Core Relocation Benefits The following benefits are core relocation benefits available depending on the circumstances and business case. Please see your relocation counselor for details on your specific benefits. At the start of your assignment your Letter of Understanding outlines amounts and delivery of core benefits. Expense Reimbursement Benefit Your relocation counselor assists you with administering the reimbursement of reasonable, necessary and properly authorized expenses covered under these benefits. If you have questions about this process, please contact your counselor. You are expected to manage expenses at a conservative level and to be familiar with which expenses are reimbursable and which are not. You will receive additional information on reimbursable expenses under these benefits. The Company, at its discretion, may choose not to reimburse, in full or in part, an expense that is deemed unreasonable or excessive. All expenses, unless otherwise specified, must be in accordance with the Company’s relocation/assignment benefits. Receipts are required for all reimbursable expenses. Credit card statements cannot be used in lieu of receipts. Please contact your relocation counselor for assistance in setting up your account for reimbursements, if applicable. It is important to remember: • Relocation expenses are separate and distinct from business expenses • Business travel and entertainment expenses should be incurred and submitted in accordance with the Travel and Entertainment Policy • Relocation benefits are NOT business expenses and must not be treated the same way as business expenses • If you incur a relocation-related expense on your COMPANY CORPORATE CREDIT CARD in error, you should reconcile it as a personal expense on the corporate card and then separately submit for reimbursement under the relocation expense process • You should keep records and original receipts of all expenses, as this will assist in the completion of home and host country tax returns at year-end • Cash payment may not be substituted or exchanged for any specific benefit unless explicitly indicated • Any unused benefits are not interchangeable for or may not be replaced by any other benefits or cash monetary value

Long-Term Assignment 14 • All requests for reimbursements must be submitted on or prior to the last day of the taxable year following the taxable year in which such expenses were incurred. Please note: tax years may vary by country. Please seek further guidance from your tax advisor If you have questions about this process, please contact your relocation counselor. Visa, Immigration, and Inoculations Benefits Proper documentation to legally work in host location is essential. The Company arranges and/or reimburses for: • Your visa application, including your work visa • Your authorized accompanying eligible dependents’ visas, as necessary (the Company does not arrange special work visas for dependents, other than what is available as an accompanying dependent) • Travel to and from the embassies/consulates for filing and obtaining immigration approval • If necessary, reasonable meals and hotel costs • Visa photos • Inoculations required for travel to the host location You and your authorized accompanying eligible dependents must pass all medical examinations that the host or hiring country requires as a condition for providing required visas, work permits, or both. ACTION REQUIRED: You must have the legal right to work or perform duties in your destination. Please work with the immigration counselor to ensure compliance. Immigration services are available to keep you and the Company compliant. You must have your immigration in place before work or duties are performed in your destination. ACTION REQUIRED: On your first day of work in your destination, you must present your immigration documentation to local HR.

Long-Term Assignment 15 Allowances There are a number of allowances or benefits you may receive on assignment including a cost of living allowance, a housing allowance, and a transportation allowance. At the start of your assignment, you will receive a Letter of Understanding which outlines the type, amount, and delivery of allowances. Depending on the duration of your assignment, the amount of the benefits and allowances may change over the course of your time abroad due to rate of exchange updates, changes in the cost of living, and inflation. If you separate from the Company for any reason while on assignment, the Company discontinues all allowances, as well as all reasonable and actual expense reimbursements, on the date your termination is effective. Host Living Expense Allowance The Company may provide an allowance to cover some living expenses in the host locations. Depending on the duration of the stay and the location, the allowance may be a Cost of Living Allowance (COLA), or a daily rate (Per Diem). Please see Appendix A for calculation methodology, delivery details, and update schedules. Host Housing Allowance The Company may provide an allowance to cover the difference between the cost of housing in the home and host locations. If the cost of housing is less in the host location than in your home location, you will not receive a housing allowance. Please see Appendix B for calculation methodology, delivery, and update schedules as well as types of housing available. Host Transportation Allowance The Company may provide an allowance to offset some transportation expenses in the host location. Depending on the duration of the stay and the location, the allowance may be included in your Per Diem or COLA, in which case it is updated on the same schedule. If the cost of transportation in the host location is less than in your home location, you will not receive a transportation allowance or reimbursement. In some cases, you will receive a separate allowance depending on the host country’s local practice.

Long-Term Assignment 16 Travel Benefits Company Travel Services This relocation guide governs in conjunction with Entity Level Control Policy Manual ELCPM 130 – 1 Corporate Travel and Entertainment Policy (Travel Policy). ACTION REQUIRED: If you are a current employee, assignment travel arrangements must be booked through the Company’s Travel Services Department per Travel Policy. ACTION REQUIRED: If you are newly hired by the Company and don’t have the Travel Policy, please coordinate travel and reimbursement with your relocation counselor. Assignment Trip/Final Trip The Company covers assignment trip expenses including: • Assignment Trip: One-way airfare per Travel Policy in effect at the time. Class of travel in line with Travel Policy in effect at that time. Class of travel for dependents to be the same as yours (or per instructions from your manager) o Reasonable hotel and taxi for the final trip from the home location to the host location (per Travel Policy) o Actual meal expenses will be reimbursed after submission of receipts. The allowable daily amounts are based on Travel Policy, dependents under 18 are reimbursed up to 50% of the allowable daily amounts • Excess Baggage: Excess checked baggage fees for two additional bags beyond the number of bags permitted without charge by the airline (four additional bags if you are traveling with dependents) If you need temporary housing or short stay accommodations, please refer to the Temporary Living section for meal allowances and payments. Emergency Leave If required, up to 7 days of emergency leave may be allowed during the year (any 12-month period) during the assignment for you and eligible dependents. Circumstances for emergency leave may include: • Medical emergencies in the host country such as serious illness or injury for you or your dependents, that require medical services not available in the host country

Long-Term Assignment 17 • Death or serious illness of an immediate family member in the home country, such as a parent, grandparent, brother, sister, child not residing with you in the host country, or grandchild Travel arrangements and class of travel must be in accordance with the Travel Policy in effect at that time. An employee traveling without dependents will be reimbursed up to one (1) checked bag. An employee traveling with eligible dependents will be reimbursed up to a maximum of three (3) checked bags. • Transport to and from the airport is not reimbursable • Meals, meal allowances, accommodations and miscellaneous expenses are not reimbursable Home Leave & Eligible Dependents Travel Home Leave Allowance You may be eligible for a cash allowance to purchase transportation for a home leave. The home leave allowance is delivered via home payroll. The allowance is available after six months on assignment. Thereafter, the allowance is available for each full year on assignment and delivered on or around your assignment anniversary. The allowance is grossed up at the time of payment. There is no tax impact to you. If you are tax equalized, the allowance is equalized. Additional travel expenses such as transport to and from the airport, baggage or meals and accommodations are at your expense and are not reimbursable. Eligible Family Member Visit Allowance and Student Visit Allowance If authorized, you may receive a cash allowance to purchase transportation for non-accompanying eligible family to visit you in your assignment location. The allowance is based on estimated costs for transportation between the home location (regardless of where the family member is physically located) and the host location. The allowance is based on Travel’s lowest roundtrip airfare. The home leave allowance is delivered via home payroll. The allowance is available after six months on assignment. Thereafter, the allowance is available for each full year on assignment and delivered on or around your assignment anniversary. The allowance is grossed up at the time of payment. There is no tax impact to you. If you are tax equalized, the allowance is equalized. Additional travel expenses such as transport to and from the airport, baggage or meals and accommodations are at your expense and are not reimbursable.

Long-Term Assignment 18 Temporary Living Pre-Departure & Post-Arrival Corporate Housing You’ve packed up your house and are ready to move, but you haven’t found a place in your host location? Not a problem! Corporate housing is provided through Company-approved properties. Housing is paid for on your behalf. Corporate housing offers: • Fully furnished apartments including linens, utilities, internet access, crib costs, telephone service with the exception of long-distance personal phone calls, television, and depending on the location, one parking space. The size of the apartment will be in line with your family size, not to exceed 3 bedrooms • If corporate housing is not available or doesn’t have a kitchen or laundry facilities, the Company will reimburse reasonable meal and laundry expenses based on the Travel Policy. Children under 18 are reimbursed up to 50% of the allowable daily amounts • The Company provides up to thirty (30) days of temporary living accommodations in any combination of the home and host country depending on your needs • Personal long-distance telephone charges, meals, and other incidentals are at your expense. These costs are calculated in your Per Diem or COLA, explained above. Short-Stay Accommodations If corporate housing is not available, you may be authorized up to two (2) weeks in the home and/or host country in a Company preferred hotel. • The daily hotel rate cannot exceed the Travel Policy maximum hotel rate • If you stay in a hotel, the Company will reimburse reasonable meal and laundry expenses based on Travel Policy. Children under 18 are reimbursed up to 50% of the allowable daily amounts Furniture Rental Option If you signed a long-term lease and would prefer to move directly into the long-term lease accommodation, the Company will provide a furniture rental package in lieu of temporary corporate housing accommodations. The benefit is for the same duration as your temporary accommodations benefit. The Company will not pay cash settlement in lieu of furniture rental or temporary living accommodations.

Long-Term Assignment 19 Interim Transportation Pre-Departure & Post-Arrival Interim transportation to and from work for up to 30 days in any combination of your home or host/hiring country may be authorized. At the start of your assignment your Letter of Understanding outlines the interim transportation you will receive and/or an estimate of the allowances, if applicable.

Long-Term Assignment 20 Moving Household Goods Air Shipment of Personal Goods For assignments greater than six months, Company may pay or reimburse for an air shipment up to 300 pounds per adult (100 pounds per child) to transport personal belongings. Shipping Household Goods Company may provide a shipment of Household Goods (HHG) as follows: • Single Employee and Employee plus one (1) dependent: one (1) 20-foot container (or equivalent in cubic feet/meters) • Employee plus two (2) or more dependents: one (1) 40-foot container (or equivalent in cubic feet/meters) Moving expense only apply for moving HHG once from home country residence or location to host/hiring country residence or location. Delivery of HHG must be arranged for business days to avoid additional charges. Should circumstances require a weekend delivery schedule, please contact your counselor. The following goods and services are not covered. The Miscellaneous Expense Allowance (MEA) benefit explained below is provided to cover these types of expenses. • Appliances • Picking up or dropping off furnishings of secondary homes or items in storage • Shipment of hazardous materials such as explosives, chemicals, flammable materials, firearms, garden chemicals • Shipment of hot tubs/spas, sheds, aboveground pools • Valuables such as jewelry, currency, dissertations or publishable papers, and other collectibles or items of extraordinary value • Removal, disassembling or installation of carpeting, drapery rods, storage sheds or other permanent fixtures • Shipment of boats, recreational vehicles and unusually heavy or cumbersome hobby materials • Pickups or deliveries at any location other than your primary residence • Special packing or transportation of frozen foods, plants, wine collections or other perishables • Moving or shipping items such as trees, shrubs, construction materials, firewood, livestock and other non-domestic and domestic animals • Tips or other gratuities to the moving company’s employees • Any services performed by you, your dependents or relatives

Long-Term Assignment 21 • Special charges associated with assembly or disassembly of personal furnishings (exclusive of beds), antiques, specialty items, satellite dish/antennae, swing sets, patio furniture, or other outdoor fixtures • Unpacking assistance (organizing, maid, hanging, fixing to walls, etc.); assembly of items that had to be disassembled before shipping will be covered (exclusive of beds, which is covered) • Cost to board, ship, and quarantine pets (your counselor can provide recommendations for pet transportation services) Furniture Allowance in Lieu of Shipment of Household Goods Option The furniture allowance is meant for the purchase of furniture and household goods; however, the use of the allowance is at the employee’s discretion. Receipts will not be necessary for reimbursement, but as with all expenses relating to relocation, it is recommended that receipts be kept and tracked for year-end purposes. Please see your relocation counselor or tax advisor for additional information regarding keeping receipts associated with relocation. If you would like to opt for a furniture allowance in lieu of shipment of household goods, the option is available under the following guidelines. • Allowance must: o be based on the home/host locations o not exceed the cost of the surface shipment o be delivered at the start of the assignment via payroll • Is grossed up for taxes and equalized, if you are tax equalized • At the end of the assignment, you must dispose of the furniture or ship the furniture independently as an out-of-pocket expense Surface Shipment in lieu of Air Shipment Option The air shipment may be combined with a surface shipment if the cost of the combined surface shipment does not exceed the cost of the air plus surface shipments. If the cost of a combined shipment exceeds the cost of the individual shipments, the employee needs to pay the difference out-of-pocket. In-transit Storage Storage of goods is provided as needed for the duration of your temporary housing stay only. You may use any combination of the storage benefit between the home and host country.

Long-Term Assignment 22 You should be aware that not all household goods can be transported internationally due to limitations in the host country, and may require long-term storage at your expense (for which you received the MEA). Your relocation counselor can provide you with specific limitations pertinent to your relocation. Destination Services Benefits Home-Finding & Settling-In Services Program Depending on location and your family size, the Company may sponsor a program in the host/hiring country using a preferred vendor to assist you with finding a longer-leased property, and settling-in services. Please see your relocation counselor to assist you with coordination of the following benefits, if applicable. Examples of home-finding services include: • Visiting properties • Vetting leases • Making security deposits • Setting up monthly rental payments Settling-in services may include assistance for the employee and spouse/partner with anything that is necessary to carry out business and home-related tasks in the host/hiring country, such as: • Emergency procedures (police, emergency room, walk-in ambulatory care procedures) • Local government registration, if applicable • Banking and school registration assistance • Driver license/auto registration, plus explanation of auto insurance • Shopping fundamentals (grocery, appliance, furniture stores) • Medical facility(s) options (doctor visits, medical insurance process) • Community referrals (doctors, dentists, insurance agents, etc.) • Network into international community (clubs, organizations) • Recreation/leisure options & places of worship • Rental Furniture assistance, if needed Mail Forwarding Service • You may be eligible for a mail forwarding service for the first three (3) months of transfer. Please consult with your relocation counselor for details and coordination of this service.

Long-Term Assignment 23 Miscellaneous Expense Allowance (MEA) A Miscellaneous Expense Allowance (MEA) is provided for expenses and incidentals not covered by the relocation benefits provided by the Company. The following expenses and services, if required, are not eligible for reimbursement and are expected to be paid by the employee from the Miscellaneous Expense Allowance (MEA): • Boarding or shipment of pets • Appliances including TVs or electrical items that cannot transfer to a foreign country • Replacement appliances, if applicable • Extra pickup/drop off of household goods • Excess shipping or special packing costs, duty tax • Long-term storage • Replacement automobile(s) • Driver’s licenses • Telephone costs • Extended temporary housing above relocation benefit limits • Additional tax consultation services above and outside relocation benefit limits The MEA is subject to applicable withholdings, is not tax protected, is not eligible for tax gross-up and is paid net of any wage or income taxes. This payment is delivered via payroll at the start of the assignment or relocation. The MEA is based on the duration of the assignment or type of transfer. The MEA is based on one-month’s salary, not to exceed USD $25,000 (or home-country currency equivalent at current exchange rates).

Long-Term Assignment 24 Tax Benefits Tax Counseling/Tax Return Preparation The Company provides tax consultation with a designated accounting firm for assignments and transfers with multi-jurisdictional tax obligations as a result of their assignment or transfer. For assignments, this benefit is provided for each year in which you receive assignment-related compensation and benefits. For Permanent transferees, this benefit is for the year of transfer and following year (if required). The allowance for the tax consultation and tax filing fees related to your relocation depends on the home and host/hiring country. If you prefer to use your own tax provider, you will be eligible for reimbursement through the relocation provider for tax service fees, up to the allowance cap, upon submitting receipt for payment. A tax “menu” will be provided to you outlining the specific benefits authorized. • It is your responsibility to work with the designated accounting firm so that you are aware of all applicable tax implications as a result of your relocation. You are responsible for submitting any required tax filings and any associated payments. • The tax consultation benefit is only provided for tax services related to you and your relocation between the home country and the host country. Tax advice is for the employee only and spouses are not covered under this benefit • The designated accounting firm will be paid on your behalf up to the maximum benefit authorized depending on your home and host locations • Any tax advisor services that are in excess of the allowance will be your responsibility • This benefit will be provided for each year in which you receive assignment-related compensation. It is not an on-going benefit for permanent transfers ACTION REQUIRED: If you require tax services, you must sign and return the tax menu in order for services to commence.

Long-Term Assignment 25 Tax Gross-up Benefit If you are taxed on relocation benefits in the home or hiring country, the Company may offset the additional tax burden on those items deemed imputed income in accordance with governing tax laws. The Company will provide this benefit to you in the year immediately following the assignment year and once tax returns have been filed and completed. This benefit payment is grossed up for taxes. ACTION REQUIRED: If you require tax gross-up, you must sign and return the tax menu in order for gross-up services to commence. Tax Equalization Program The Company tax-equalization program is designed to ensure that the Company meets its legal and personal-income/social-tax commitments to the governments of the locations where the Company does business. The Company program also aims to neutralize the effect of personal income/social taxes (at the home and host locations) from the conduct of business. By equalizing employees, the Company assumes some of the risk associated with changes in location or the timing of assignments. Please refer to the Tax Equalization benefit guidelines, which will be provided separately, for details. ACTION REQUIRED: If you require tax equalization, you must sign and return on the tax menu in order for tax equalization services to commence. IRS Code Section 409A Compliance Although the Company does not guarantee any particular tax treatment relating to the benefits provided under these Relocation Benefits, it is intended that such payments and benefits be exempt from, or comply with, U.S. Tax Code Section 409A. All taxable expenses or other reimbursements under these benefits shall be payable in accordance with the Company's policies in effect from time to time, but in any event, shall be made on or prior to the last day of the taxable year following the taxable year in which such expenses were incurred by or on behalf of, and no such reimbursement or expenses eligible for reimbursement in any taxable year shall in any way affect the expenses eligible for reimbursement in any other taxable year. The right to such expenses and reimbursements shall not be subject to liquidation or exchange for another benefit, payment, or reimbursement.

Long-Term Assignment 26 Assignment Extension, Repatriation Benefits, and Localization Assignment Extension The business may need to extend your assignment. Depending on the length of your assignment and the expected extension, some benefits may change. Your relocation counselor will coordinate appropriate benefits to accommodate an extension. Repatriating to the Home Location If you are returning from an assignment to a Company site as an active employee, you may receive the following assistance, in accordance with your expatriation benefits: • Final Trip: o See TRAVEL section above • Departure Services: o Host Destination Service Provider – one day service to assist with closing lease and utilities and general shut-down of rental property • Household Goods Shipment: o Air Shipment: same benefit upon expatriation o Surface shipment: If you had household goods shipment at the start of your assignment: same benefit upon expatriation • Temporary Living: o Pre-departure or post arrival temporary living expenses at the home or host location for up to 30 days in authorized corporate housing • Temporary Transportation: Please see your relocation counselor to assist you with coordination of these benefits, if applicable. • Repatriation MEA: If you have been on assignment longer than two years, you may receive an MEA of up to two-weeks salary not to exceed USD $10,000 (or home-country currency equivalent at current exchange rates). The repatriation MEA is subject to applicable withholdings, not tax protected, not eligible for tax gross-up and is paid net of any wage or income taxes. This payment is delivered via payroll upon the start of the assignment repatriation. If you are being relocated to another location by the Company, and the relocation package includes an MEA, you may receive either the repatriation MEA or the relocation MEA, not both. NOTE: The Company will not pay you a cash settlement in lieu of repatriation benefits.

Long-Term Assignment 27 Localization The Company may establish and implement practices for localizing employees on assignment. Localization means you are hired permanently into the host location. Localization adjusts your compensation package so that it resembles the compensation of a local citizen or legal permanent resident at the host location. The Company may adjust compensation such as base salary; premiums and allowances; health and welfare benefit plans; savings and pension schemes; and other benefits such as holidays, vacation schedules, and employee programs. Most importantly, under localization, assignment benefits cease.

Long-Term Assignment 28 Flexible Benefits The following benefits are flexible options and available depending on the circumstances and business case. Please see your relocation counselor for details on your specific benefits. At the start of your assignment your Letter of Understanding outlines amounts and delivery of flexible benefits, if applicable. Pre-Acceptance Trip Prior to accepting an offer of employment, the Company may provide you and your spouse/partner (no children, dependents, or other relatives) one trip, not to exceed 7 days including travel time, to the potential hiring location to tour the area, view housing options, and meet with local school officials (if necessary). Home-Finding Trip Prior to relocating, the Company may provide you and your authorized dependents one trip, not to exceed 7 days including travel time, prior to moving to secure a residence. Expenses for extended dependents or other third parties (in-laws, parents, siblings, uncles or aunts, nanny, etc.) are not eligible for reimbursement and you may not substitute an extended family member or other third party in lieu of children, spouse or partner. Any expenses associated with extended, non-authorized dependents will not be reimbursed. The Company may reimburse Pre-Acceptance and/or Home-Finding trip expenses including: • Airfare per Travel Policy in effect at the time. Class of travel for your spouse/partner is based on the class of travel for which you are eligible and in line with Travel Policy in effect at that time • Hotel room rates per Travel Policy will be reimbursed to eligible trip participants • Taxi/rental car will be reimbursed to eligible trip participants • Actual meal expenses will be reimbursed after submission of receipts per Travel Policy • For Home-Finding travel: Actual meal expenses will be reimbursed after submission of receipts per Travel Policy; children under 18 are reimbursed up to 50% of the allowable daily amounts • Childcare costs may be reimbursable during the Pre-Acceptance and the Home-Finding trip if you have children remaining at home. This is payable only in the event that qualified providers are used and is not payable to dependents.

Long-Term Assignment 29 The Company may provide an Accompanied Program using a preferred Destination Service provider to assist in locating suitable housing or school orientation during either trip. You will work with the relocation or school specialist in advance to arrange school visits. If a Pre-Acceptance or Home-Finding Trip is not taken, you will be provided with Destination, Home- Finding, and/or School Search Services upon arrival at your destination. Approval of Pre-Acceptance or Home-Finding trips is determined solely at the discretion of the Company based on needs and circumstances. If a Pre-Acceptance trip has been taken, the Home-Finding Trip may be modified or waived by the Company. NOTE: If you are going on Assignment or Local Plus, and the Company has determined your housing differential or allowance, the Company will notify you and the Relocation vendor of your authorized housing differential or allowance in advance of your trip. You will be shown properties only within your authorized budget. Lease Breakage If you are a renter, it is your responsibility to provide the landlord with the proper and required notification to terminate the lease per the lease agreement. Lease breakage costs may be reimbursed only if you are not able to provide the required advance notification. If a lease termination penalty is incurred, you may be reimbursed up to a maximum of three (3) months of reasonable and actual rent. A copy of the original lease and proof of payment is required for reimbursement. Loss on Sale of Vehicle Loss on the sale of vehicle(s) owned by you is provided for up to two (2) vehicles and capped at USD $2,500/one (1) car and USD $5,000/ two (2) cars (or home-country currency equivalent at current exchange rates). You may be reimbursed for the difference between the documented appraised value and the actual sale amount not to exceed the maximum amounts noted. Generally, automobiles are not transported to the hiring country. However, the shipment of an employee’s car may be provided if you are permanently relocating within country or intra-regionally. Cultural Training The Company may coordinate or reimburse for the cost of a two-day cultural training program. Training may be provided in the home location prior to departure or at the host/hiring location upon

Long-Term Assignment 30 arrival. Training is designed for adults and services are based on a needs assessment. Please see your counselor for eligibility and details. Language Training The Company may coordinate or reimburse the cost of language training. Training may be provided in the home location prior to departure or at the host/hiring location upon arrival. Training is designed for adults and services are based on a needs assessment. Please see your counselor for eligibility and details. Spouse or Partner Career Counseling The Company may coordinate or reimburse for the cost of counseling or outplacement services for working spouses/partners during the initial year of the transfer using preferred vendors. Spouse/partner transition assistance will help the accompanying spouse/partner acclimate to the host/hiring country/area. Services are based on a needs assessment, the host/hiring country visa requirements, and the spouse/partner’s objectives. Support can be provided for job search, pursuing education, training, volunteer opportunities or other career development pursuits. Please see your counselor for eligibility and details. School Search for Accompanying Dependents Assistance in finding the proper school for your accompanying eligible dependent children may be authorized. Services are based on a needs assessment. Please see your counselor for eligibility and details. Dependent Education You may be eligible for private education tuition differential for dependent children in elementary through secondary school (excludes preschool and post-high school such as college, university, or trade school) who will live with you in a foreign location. The allowance is based on quality, availability, and the need to place children in private education in the host country. In some instances, private education may not be necessary and therefore not be covered. This benefit is to cover the difference between home country and host country expenses for: • Tuition • Registration and administration fees • Books

Long-Term Assignment 31 If your child attended public school in the home country but private tuition is necessary in the host country, the tuition allowance is based on the full tuition cost. If your child attended private school in the home country, the education allowance is calculated as the difference between the home country expense and the host country expense. If eligible, you will be reimbursed for the difference between home and host or the expenses incurred during the normal school year curriculum at one educational institution per child. The following miscellaneous items are not covered and not eligible for reimbursement: • The cost of special programs, field trips, scouting, and recreational or extracurricular activities • The cost of lunches, yearbooks, stationery, school supplies, and uniforms • The cost of participating in sports, or the cost of sports equipment supplies or uniforms • The cost of transportation to and from school • Preschool, child daycare, or nursery costs • Room and board • Tuition for post high school education such as college, university, or trade school ACTION REQUIRED: To receive reimbursement, you must submit home invoice(s) to your relocation counselor itemizing the expenses incurred at home to reimburse you for the difference in cost in the host location. You must submit invoice(s) to your relocation counselor itemizing the expenses incurred. The relocation vendor will reimburse you.

Long-Term Assignment 32 Resignation & Termination If you are under an Employment Agreement, please refer to your agreement for terms of Resignation and Termination. Voluntary Resignation Personal Hardship If you resign from the Company due to a personal hardship, the Company may repatriate you and eligible dependents to your home country. Any Company-sponsored visas will be revoked. Personal hardships may include, but are not limited to, divorce, a death in the family, a serious illness or a condition that requires treatment in the home country or a situation that renders you unable to continue employment. You must notify the Company of your request to repatriate and provide sufficient information for the Company to determine whether a personal hardship exists. If approved, you will have up to six (6) months from your termination date to use these benefits, subject to any visa requirements. Repatriation under personal hardship will be evaluated on a case by case basis and may include tax services, if necessary, until the Company deems all required tax compliance, equalization or reconciliations are satisfied. Under these circumstances, the Repayment Agreement may be waived. Voluntary Resignation If you voluntarily resign while on assignment, you will forfeit all repatriation benefits. Any Company- sponsored visas will be revoked. Under no circumstance will repatriation benefits be provided in the event of a voluntary termination to accept a new position outside the Company. Voluntary resignation also may violate the Repayment Agreement and subject you to reimburse the Company for some of the costs incurred by the Company in your assignment (MEA, relocation expenses, and travel expenses). Refer to your Repayment Agreement. Involuntary Not for Cause Termination If you are terminated due to a job redundancy, reduction in force, job elimination, or for any other reason except “For Cause,” any Company-sponsored visas will be revoked and you will be repatriated to your home location. Please refer to your Repatriation benefits for a list of your entitlements.

Long-Term Assignment 33 Repatriation benefits may include: • Lease breakage in the host location up to the Company-authorized housing differential • Tax services, if necessary, until the Company deems all required tax compliance or tax equalization is satisfied • If the assignment was intended to be longer than two years, and you are terminated involuntarily before having been on assignment for two years, you may receive a Miscellaneous Expense Allowance. ACTION REQUIRED: You have four (4) weeks to notify the Company of your intent to use repatriation benefits and you will have up to three (3) months from your termination date to use this benefit, subject to visa requirements. Any severance benefits will be in accordance with the home country Company policy that is in effect at that time. Termination for Cause If you are terminated for Cause during your assignment, as defined by Company policy, you are not eligible for repatriation benefits except as may be required by law. Any Company-sponsored visas will be revoked. Tax preparation services may continue to be required until the Company’s tax provider deems all required tax compliance and/or tax equalization obligations are satisfied. This may require you to remit payment for costs incurred for your relocation. “For Cause” shall mean the commission of any of the following acts in Company’s sole determination: • the conviction of, or nolo contendere or guilty plea to, a felony (whether any right to appeal has been or may be exercised) • conduct constituting embezzlement, material misappropriation or fraud, whether or not related to employee’s employment with the Company • conduct constituting a financial crime, material act of dishonesty, or conduct in violation of Company’s Code of Business Conduct and Ethics • improper conduct substantially prejudicial to the Company’s business or reputation • willful unauthorized disclosure or use of Company confidential information • material improper destruction of Company property • willful misconduct in connection with the performance of your duties • conduct inconsistent with the general policies and practices of the Company

Long-Term Assignment 34 Definitions Accompanied – The employee is accompanied if the business has authorized an eligible dependent to travel with the employee at the Company’s expense to the host location. Base Salary – The regular compensation, determined by the business, that the employee receives as part of the regular salary payment to do the job required within the hours agreed excluding shift, overtime, bonuses, allowances, premiums, and benefits. Counselor – Relocation counselor designated to assist the employee with relocation benefits. Designated Accounting Firm (DAF) – The firm the Company selects to provide the employee with tax services while on assignment. Designated Cost-of-Living Data Firm (DCF) – The firm the Company selects to provide cost-of-living data, including goods and services, transportation, and housing allowances. Designated Relocation Firm (DRF) – The firm the Company selects to provide the employee with relocation and destination services. Eligible Dependents – for purposes of accompanying the employee on an assignment or relocation, eligible dependents include the: • current spouse (including a common-law spouse according to host country law) or domestic partner; • any child age 18 or under who is in the legal custody or the custody of the accompanying spouse or domestic partner and who depends upon the employee for financial support; • any unmarried son or daughter through age 25 who is a registered full-time student working toward a degree. Emergency Medical Services Firm – The firm the Company selects to provide the employee and the authorized accompanying Eligible Dependents with medical assistance, including referrals, hospital admittance assistance, and evacuation when medically necessary. The employee qualifies for such services when the employee is on assignment or international business travel. Global Mobility – The corporate organization that administers international assignments and relocations. Global Mobility International Assignment Request on HR Desktop – The system the business uses to initiate the international assignment and to establish the compensation and relocation package for such assignment. Gross-up A mathematical calculation to determine the gross salary from the net salary (before income tax and social contributions). Home Location, Host Location, and Hiring Location – The home location is the point of origin from which we hire the employee and from which the employee transfers. The host location is any location in any other country where the employee works on a temporary assignment. The hiring location is the country where the permanent transferee or a new hire is being relocated at the start of employment.

Long-Term Assignment 35 Household goods – Household items, including furniture and personal effects that are sent by sea, air, and/or ground to and from the host location. Housing benefit/allowance/differential – Financial assistance related to the provision of accommodations in the host country for the assignee and accompanying family. This allowance may or may not be expressed as the total cost of foreign housing, or alternatively as the foreign housing cost net of a home country housing norm. Housing offset/norm/notional expense/contribution – An approximation of typical home country housing costs that would normally be borne by employees of the same base salary and family size in the home location. Hypothetical/tax norm – Under the process of tax equalization, the assignee’s share of his or her worldwide tax burden. This is normally determined by estimating the amount of taxes that the employee would have paid had he remained in the home country. Immediate Family – For purposes of emergency leave, the immediate family includes: • parents, including step parents or an individual who stood in place of a parent to the employee when the employee was a child; • current spouse (including a common-law spouse according to host country law) or domestic partner; • children, step children, and their current spouses; • siblings, step siblings, half siblings, and their current spouses; • grandparents, step grandparents, grandchildren, and step grandchildren; • current spouse’s or domestic partner’s parents (as defined above), grandparents, step grandparents, children, step children, grandchildren, and step grandchildren; • current spouse’s or domestic partner’s siblings, step siblings, half siblings and their current spouses. Incidental Expenses – Laundry; dry cleaning; and fees and tips given to porters, baggage carriers, bellhops, and hotel maids. Letter of Understanding – An agreement letter signed by the employee acknowledging the terms and conditions of the relocation. The letter is prepared by Global Mobility and outlines the authorized benefits, allowances, and terms and conditions of the assignment. Localization/localizing – The transitioning of an assignee to an employment status/ package in the host country equivalent to that of host country nationals. The length of transition may vary. Partner – Meets a) the requirements of a domestic partner in the home location for purposes of establishing benefit-related entitlements under the Company’s compensation and benefit guidelines, and b) the legal requirements of a domestic partner in the host location for purposes of immigration as an accompanying partner. Per Diem – A cash payment to an employee to cover certain temporary living expenses, usually meals, hotel, and incidental expenses, expressed as a daily rate.

Long-Term Assignment 36 Point of Origin – The city and home country of primary residence in which the employee resides when selected for the assignment, or the city and country determined by the business if the employee is selected for the assignment while outside of the home country. Reasonable – While a precise definition of "reasonable" is not possible, by applying sound business judgment to various indicators–such as economy, business objectives, facts and circumstances, necessity, and availability of alternatives–an opinion can be formed as to the action or cost a prudent person could have reasonably been expected to take or incur under similar circumstances. Relocation Repayment Agreement – An agreement letter between Company and the employee whereby the employee acknowledges and agrees to the circumstances under which the employee is responsible for repayment of the relocation. Tax equalization/equalize – A compensation methodology for calculating the assignee’s share of his or her worldwide tax burden by attempting to ensure that the employee is financially “no better or worse off” than he or she would have been had the assignment not taken place. Unaccompanied – The employee is unaccompanied if the employee does not have eligible dependents or if an eligible dependent authorized to travel with the employee at the Company’s expense to the host location does not accompany the employee. Questions contact Global_Mobility@Discovery.com

Long-Term Assignment 37 APPENDIX A Cost of Living Depending on the home and host locations, duration of stay and tax efficiency, you may receive a Per Diem (a “daily” allowance) or a Cost of Living Allowance (COLA). These allowances are in place of using the corporate card (for Travel and Entertainment and filing expense reports for the duration of your assignment) as you will be placed in accommodations with kitchen and laundry facilities. In estimating the allowances, the “home” location is based on your office location before your assignment and the “host” location is based on your office location where you work during your assignment. If you are not assigned to work in an office, the location is based on the office closest to where you were working. A Per Diem is based solely on the host work location and is usually the best option for short-term assignments. A COLA is based on the difference between your home and your host location, your salary, and your family size. It is most often used for long-term assignments where you are in longer-term accommodations. Per Diem is: • Based on 30% of the Company’s Travel & Entertainment Policy for duration of stay and destination, based on the host work location and without reference to base salary, family size or home location • For the everyday groceries and incidentals, to be used at your discretion, for the duration of your assignment (not a full allowance) • Delivered for each day you are in-country (7 days per week) • Expressed in the host currency and calculated/delivered in your home currency COLA is: • A differential based on the cost of goods and services between the home and host locations • Based on base salary, family size (including dependents) and home and host locations • Intended to pay for the difference in cost of clothes, food, utilities, meals out, and electrical goods and transportation

Long-Term Assignment 38 • Not delivered if the cost of goods and services in the host location is less than in your home location (since you will not be negatively impacted). How Payments are Delivered Your allowance will normally be paid through home payroll unless specified otherwise. The allowance is grossed up at the time of payment, subject to tax. You receive a net spendable allowance (no tax impact to you). If you are tax equalized, the allowance is equalized. In other words, any income tax that arises on these allowances is borne by the Company. Allowance Updates Allowances are impacted by changes in foreign exchange rates and the differential between goods and services in the home/host locations. Rate of Exchange Updates An update to the Rate of Exchange (ROE) occurs quarterly, based on the Company Treasury average over the previous three months. The ROE is monitored weekly. If, in any week, the ROE fluctuates more than 10% since your last update per the Monday issue of the Wall Street Journal, and is confirmed with a third-party provider, the Company will update your allowance off-cycle to accommodate the fluctuation. Goods and Services Differential Updates The goods and services differential is surveyed by a third-party provider and updated twice a year in May and November. After the initial setup at the start of your assignment, the COLA is updated on a quarterly basis using the most recently available surveys and ROE average described above. The Company updates the COLA in March following merit increases. If the allowance is delivered in a currency other than your home currency through a relocation vendor, the ROE is updated quarterly using the Company Treasury average ROE for the previous three months. If your assignment home/host location is subject to a volatile economy, we will discuss ROE and Goods and Services update schedules prior to the start of the assignment.

Long-Term Assignment 39 APPENDIX B Housing The housing allowance provides allowances or reimbursements for housing costs that are in excess of what the employee would have incurred at home. The employee still contributes to their housing costs as if they stayed at home (their "norm") and the Company pays for any additional costs in the assignment location (the “differential”). • The housing norm accounts for you not having certain residential expenses in your home location while you are on assignment. • A housing differential accounts for you having additional residential expenses in your host location while you are on assignment. In estimating the allowances, the “home” location is based on the office location closest to where you work before your assignment. The “host” location is based on the office location closest to where you work during your assignment. Housing allowances: For renters in the home location: • If you are a renter in the home location, the housing allowance is based on the assumption that you will terminate your lease in the home location so as not to incur duplicate housing expenses while on assignment. • The Company provides a housing allowance based on the difference between of the cost of housing in the home and the host location. For homeowners in the home location: The Company provides a housing allowance based on the difference between of the cost of housing in the home and the host location. • If you are a homeowner in the home location, the housing allowance varies based on whether you choose to rent out your home during your assignment. • If you rent out your home location property, thereby not having duplicate housing obligations, the housing allowance is based on the difference between of the cost of housing in the home and the host location. • If you do not rent out your home location property, the housing allowance is based only on the cost of housing in the host location. The Company also provides a Home Utilities Offset Allowance to accommodate maintaining utilities in the vacant residence in the home location.

Long-Term Assignment 40 For renters and homeowners in the home location: • If you terminate your lease or rent out your home location property while on assignment and the cost of housing is less in the host location than in your home location, it is possible that the “norm” applied will be in excess of the housing allowance. In this case, you will not receive a housing allowance. The allowance calculation: • The type and amount of a host housing allowance is usually obtained from third party vendors, local market information, or from internal information. • Allowances are based on home and host location, family size, and level (band) within the Company. • Host housing is communicated in the host location currency as the rent is typically fixed in the host location currency. • Home housing is communicated in the home location currency as determined by analyzing the average costs of rent or mortgage, utilities, insurance, and property taxes in your home location; it is not based on actual home rental fees or on home mortgage costs, or estimated market value for your home. Employee Options We will notify you and your relocation counselor of your differential or housing allowance prior to home finding in the host location. In this way, you can manage your housing budget, and the relocation counselor can arrange for you to see properties within your budget. • Please let your relocation counselor know if you are interested in properties that exceed your allowance. The counselor will work with you to find housing and arrange for you to make the payments for the excess housing cost. • If your allowance exceeds your rent, you may submit utilities charges to your relocation counselor for reimbursement, up to the total allowance amount o The total for the rent and the utilities may not exceed your allowance. o Although utilities are included in the underlying calculation of the COLA, your COLA will not be affected if you choose this option. How Payments are Delivered and Updates Your assignment-related allowances will normally be paid through home payroll, or paid on your behalf directly to your landlord, unless specified otherwise. Your contribution or “norm” is deducted from your wages via home payroll.

Long-Term Assignment 41 Any allowance paid to you is grossed up at the time of payment, if necessary. You receive a net spendable allowance (no tax impact to you). If you are tax equalized, the allowance is equalized. In other words, any income taxes that arise on these allowances are borne by the Company. If housing is paid on your behalf and the differential allowance does not cover the full cost of your rent payment, the balance will be deducted from your other compensation. Your housing allowance is reviewed annually to account for inflation and cost of living update. Types of housing Depending on the host location and the duration of your assignment, you may be in Corporate Housing (a serviced apartment in markets in which the private rental market is limited) or a longer term Leased Accommodations. Corporate Housing is generally a furnished, serviced apartment that allows you to live without the burdens of paying utilities, arranging for cleaning, or having maintenance responsibilities. It is usually arranged by your counselor (with your input as to location and other amenities) and the cost is usually paid for directly by the Company. Corporate housing is most commonly used for assignments less than one year. Corporate housing offers fully-furnished apartments including linens, utilities, internet access, television, one parking space in some locations, and telephone service with the exception of long-distance personal phone calls. Personal long- distance telephone charges, meals, and other incidentals are at your expense. These costs are calculated in your Per Diem or COLA. If you are in Corporate Housing for any portion of your stay, such as upon arrival or departure, please refer to the section on Temporary Living for an explanation of this temporary benefit. Leased Accommodations For many assignments longer than one year, you will be placed in an independent furnished or unfurnished apartment or house. This is referred to as a “leased” or “long-term let” apartment or house. Depending on the duration of your lease and home and host factors, the lease may be in your name, or may be entered into by the Company. Your allowance will start when you move into your long-term leased accommodations. For leased accommodations, you may be responsible for furnishing the house or apartment, arranging and paying for utilities, and keeping the residence cleaned and maintained. The Company will assist with shipping household goods. The Company includes estimated utility expenses in the COLA.

Long-Term Assignment 42 If you incur host taxes on the leased accommodation, your counselor can arrange reimbursement to you upon receipt of proof of payment. Information for Home Owners If you are a homeowner, please contact your international relocation counselor. The Company strongly discourages and does not support the purchase of housing at the host location during an international assignment. Purchasing housing in the host country generally restricts mobility and could result in substantial financial loss should you be unable to dispose of the property at a realistic sales price upon repatriation. Additionally, there may be a significant tax consequence associated with host country home ownership in many locations. All home ownership costs related to such purchase, sale, or operation of an owned residence in the host or hiring country will be your responsibility. If you decide to purchase a home, the Company will not recognize any responsibility for losses on housing purchased at the host/hiring location, whether those losses are a result of market conditions, exchange rate fluctuations, or any other causes. The Company will not reimburse closing costs of either purchase or sale. In addition, should the purchase of housing increase your tax liability in the assignment location, you will be responsible for the increased cost. If you purchase a home in the host/hiring location, all housing and utilities support provided by the Company will cease.